CONTRACT
                                     BETWEEN
                                   WEB WONDERS
                                       AND
                            GO CASH INC./GO CALL INC.


Web Wonders and Go Cash Inc/Go Call Inc. hereby agree to form a service contract for a TWO (2) year period with the following terms and conditions:

1. Web Wonders agrees to perform the following services for Go Cash Inc./Go Call Inc.
- Assume all leases including those for office equipment and office space at 15 Queen St., Cambridge Ontario Canada
- Handle day to day administrative duties including, but not limited to, the following:
-    answer phones
-    respond to customer and investor relations inquiries
-    Web design
-    Web marketing

2. Web Wonders also agrees to:
- Assume responsibility for existing technical and administrative consultants to Go Cash Inc/Go Call Inc such as project management and compensation. All existing Go Cash lnc./Go Ccli Inc. will become Web Wonders' consultants.
- Assume responsibility for contracting further consultants to perform the services listed in this contract if necessary

3. Go Cash Inc./Go Call Inc. agrees to pay Web Wonders a. monthly fee of $30,000 US for performing the aforementioned services. Web Wonders will invoice Go Cash Inc./Go Call Inc. for an additional amount if the cost of carrying out this contract exceeds $30,000 for any given month.



Dated at (unreadable) this 29 day of August 1999 .


/s/ signature
-------------------------
Web Wonders


/s/ signature
-------------------------
Go Call Inc.


/s/ signature
-------------------------
Go Cash Inc.